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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

 Date of Report: (Date of earliest event reported): July 23, 2003 (July 8, 2003)


                                GREY WOLF, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             TEXAS                        1-8226              74-2144774
 (STATE OR OTHER JURISDICTION           (COMMISSION        (I.R.S. EMPLOYER
       OF INCORPORATION)                FILE NUMBER)       IDENTIFICATION NO.)



                         10370 RICHMOND AVE., SUITE 600
                               HOUSTON, TX 77042
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE AND ZIP CODE)



                                  713-435-6100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.       OTHER EVENTS

         On July 8, 2003, Grey Wolf, Inc. issued a press release announcing updated earnings guidance for the second quarter of 2003. A copy of this press release is being filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (C)    EXHIBIT

         Exhibit 99.1      Grey Wolf, Inc. Press Release dated July 8, 2003.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 23, 2003

                           GREY WOLF, INC.


                           /s/ David W. Wehlmann
                           ---------------------------------------------------
                           David W. Wehlmann
                           Executive Vice President and Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------
Exhibit 99.1          Grey Wolf, Inc. Press Release, dated July 8, 2003.

                                       3